ONcore Series of Variable Annuities

AuguStarSM Life Insurance Company

AuguStarSM Variable Account A

Supplement dated August 5, 2024

to the Prospectuses and

Updating Summary Prospectuses dated April 30, 2024

The following supplements the prospectuses dated April 30, 2024 (the “Prospectuses”), and the updating summary prospectuses dated April 30, 2024 (the “Updating Summary Prospectuses”), as may be previously amended. Capitalized terms not defined herein have the meaning ascribed to them in the Prospectuses or Updating Summary Prospectuses, as applicable. Please read this supplement in conjunction with your Prospectus and Updating Summary Prospectus and retain it for future reference.

Effective August 1, 2024, the following information replaces the information for the corresponding portfolio in the “Funds Available Under Your Contract” section of Appendix A to reflect a change in the portfolio’s investment adviser:

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Mid Cap Growth Equity	Federated Hermes Kaufmann Fund II (Service Shares) Adviser: Federated Global Investment Management Corp.	1.80%*	14.86%	7.04%	8.39%

Effective June 28, 2024, the following information replaces the information for the corresponding portfolios in the “Funds Available Under Your Contract” section of Appendix A to reflect reductions in the portfolios’ respective current expenses:

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Small Cap Blend Equity	Lazard Retirement US Small Cap Equity Select Portfolio (Service Shares) Adviser: Lazard Asset Management LLC	1.10%*	10.02%	9.10%	6.73%
Emerging Markets Equity	Lazard Retirement Emerging Markets Equity Select Portfolio (Service Shares) Adviser: Lazard Asset Management LLC	1.40%*	22.27%	5.01%	2.04%